UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): August 6, 2003

MEDCATH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-33009	56-2248952
(Commission File Number)	(IRS Employer Identification No.)

10720 Sikes Place, Suite 300
Charlotte, North Carolina 28277

(Address of principal executive offices, including zip code)

(704) 708-6600
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibits
No.	Description

99.1	Earnings Press Release dated August 6, 2003
99.2	Financial Update, including unaudited Consolidated Statements of Operations, Selected Operating Data, and Supplemental Financial Disclosure — Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures, accompanying Earnings Press Release issued on August 6, 2003.

Item 9. Regulation FD Disclosure and

Item 12. Results of Operations and Financial Condition

On August 6, 2003, MedCath Corporation issued a press release announcing the Company’s results for its third fiscal quarter, which ended June 30, 2003. A copy of the press release and financial update included therewith are furnished as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Dated: August 6, 2003	By:	/s/ JAMES E. HARRIS James E. Harris Executive Vice President and Chief Financial Officer (principal financial officer)